                                                                    Exhibit 99.1

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of the surviving corporation of the merger of Diamond Shamrock, Inc. with and into Ultramar Corporation upon consummation of the merger.

Dated: October 25, 1996

                                          /S/ R. R. HEMMINGHAUS
                  --------------------------------------------------------------
                                          R. R. Hemminghaus

                                                                    EXHIBIT 99.1
                                                                         (CONT.)

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of the surviving corporation of the merger of Diamond Shamrock, Inc. with and into Ultramar Corporation upon consummation of the merger.

Dated: October 25, 1996

                                          /S/ W. H. CLARK
                        --------------------------------------------------------
                                          W. H. Clark

                                                                    EXHIBIT 99.1
                                                                         (CONT.)

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of the surviving corporation of the merger of Diamond Shamrock, Inc. with and into Ultramar Corporation upon consummation of the merger.

Dated: October 25, 1996

                                          /S/ BOB MARBUT
                        --------------------------------------------------------
                                          Bob Marbut

                                                                    EXHIBIT 99.1
                                                                         (CONT.)

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of the surviving corporation of the merger of Diamond Shamrock, Inc. with and into Ultramar Corporation upon consummation of the merger.

Dated: October 25, 1996

                                          /S/ W. E. BRADFORD
                     -----------------------------------------------------------
                                          W. E. Bradford

                                                                    EXHIBIT 99.1
                                                                         (CONT.)

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of the surviving corporation of the merger of Diamond Shamrock, Inc. with and into Ultramar Corporation upon consummation of the merger.

Dated: October 25, 1996

                                          /S/ E. GLENN BIGGS
                      ----------------------------------------------------------
                                          E. Glenn Biggs

                                                                    EXHIBIT 99.1
                                                                         (CONT.)

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy
Statement/Prospectus forming a part of this Registration Statement on Form S-4 as a person to become a director of the surviving corporation of the merger of Diamond Shamrock, Inc. with and into Ultramar Corporation upon consummation of the merger.

Dated: October 25, 1996

                                          /S/ KATHERINE D. ORTEGA
                 ---------------------------------------------------------------
                                          Katherine D. Ortega